UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CNL GROWTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

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News Release

For information contact:

Lisa Schultz

Chief Communications Officer

CNL Financial Group

(407) 650-1223

CNL GROWTH PROPERTIES ANNOUNCES ADJOURNMENT OF

2013 ANNUAL MEETING OF STOCKHOLDERS TO JUNE 26, 2013

(ORLANDO, Fla.) June 11, 2013 — At the 2013 Annual Meeting of Stockholders of CNL Growth Properties, Inc. (the “Company”), held earlier today, the Company temporarily adjourned the meeting to allow stockholders additional time to vote. The meeting will reconvene at 9:00 a.m., Eastern Daylight Time, on Wednesday, June 26, 2013, at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, 12th Floor, Orlando, Florida 32801.

The presence, in person or by proxy, of the holders of 50 percent of the outstanding shares of common stock entitled to vote at the 2013 Annual Meeting is necessary for a quorum; and the passage of each proposal relating to the amendment and restatement of the Company’s charter (the “Charter”) requires the affirmative vote of a majority of all of the Company’s common stock outstanding shares entitled to vote at the 2013 Annual Meeting. As of today, 47.44 percent of the Company’s outstanding shares of common stock have been voted.

The Board of Directors (the “Board”) believes the proposed Charter amendments are important to the Company’s future and provide consistency with state law and other REITs. The proposals relating to the charter amendments consist of amendments to (i) conform the Charter to certain requirements of the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the membership of the North American Securities Administrators Association on May 7, 2007; (ii) provide the Company with a “right of first refusal” to purchase shares from a tendering stockholder (as opposed to a right to redeem shares acquired by an offeror) in a non-compliant tender offer; (iii) revise the stockholder vote required for the election of directors; (iv) make certain changes relating to the Company’s indemnification of its officers and members of its Board of Directors; (v) make certain changes to provisions relating to the amendment of the bylaws; (vi) make certain changes relating to extraordinary transactions; and (vii) make certain ministerial changes, all as more fully described in the proxy statement.

During the period of the adjournment, the Company will continue to solicit proxies from its stockholders. Stockholders who have already voted need not take any action, although they may change their vote by executing a new proxy, revoking a previously given proxy, or attending the 2013 Annual Meeting when it reconvenes on June 26, 2013 and voting in person. Stockholders who have not yet voted or wish to change their votes, may vote by phone or through the Internet using the instructions provided in their voting instruction form or proxy card. Stockholders may also contact Broadridge Investor Communications Solutions, Inc., the Company’s proxy solicitor (“Broadridge”), toll free at (877) 757-5404 if they need assistance with voting.

The Company filed the proxy statement for its 2013 Annual Meeting with the Securities and Exchange Commission (the “SEC”) on April 29, 2013. Stockholders are urged to read the proxy statement and other relevant documents filed with the SEC.

CNL Growth Properties is advised by CNL Global Growth Advisors, LLC, which is an affiliate of the REIT’s sponsor, CNL Financial Group.

About CNL Growth Properties, Inc.

CNL Growth Properties, Inc. is a non-traded real estate investment trust (REIT) strategically designed for growth. The REIT seeks commercial real estate investment opportunities in growth-oriented markets with a focus on multifamily development. For more information, visit www.CNLGrowthProperties.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $26 billion in assets. CNL is headquartered in Orlando, Florida. For more information, visit www.cnl.com.

Caution Concerning Forward-Looking Statements

Certain information above may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. The Company’s forward-looking statements are not guarantees of future performance, and actual results could differ materially from those set forth in the forward-looking statements due to and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

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